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                                                   THE GABELLI
                                                   EQUITY TRUST INC.

Semi-Annual Report
June 30,1998


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                               THE GABELLI
                               EQUITY TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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Investment Objective:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                   This report is printed on recycled paper.
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To Our Shareholders,

      In the second quarter of 1998, there was a continuation of the best of times for large cap stocks and the worst of times for small cap stocks. During the quarter, the broad market, as measured by the Standard & Poor's ("S&P") 500 Index, rose by 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. government bonds rallied in a classic global "flight to quality", with the yield on the 30 year U.S. Treasury Bond falling to 5.57% in mid-June.

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                                                                  THE GABELLI
                                                              EQUITY TRUST INC.

Investment Performance

      For the second quarter ended June 30, 1998, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value (NAV) per share increased 0.2% to $12.35, after adjusting for the $0.27 per share distribution on June 26, 1998. This compares to the Value Line Composite Index's decline of 3.0% and the Russell 2000 Index's decline of 4.7% over the same period. The S&P 500 gained 3.3%. Each index is an unmanaged indicator of stock market performance. Year-to-date the Equity Trust is exceeding our benchmark of a real rate of return of 10% per year as it rose 11.5% through June 30, 1998. The Value Line Composite, Russell 2000 and S&P 500 were up 8.2%, 4.9% and 17.7%, respectively during the same period. For the twelve months concluded June 30, 1998, the Equity Trust appreciated 25.9% after adjusting for the $1.06 per share in distributions, versus 20.6%, 16.5% and 30.2% gains for the Value Line Composite, Russell 2000 and S&P 500, respectively. Our own benchmark of ten percent real was 12.3% for this time frame.

      For the five year period ended June 30, 1998, the Equity Trust's return averaged 16.0% annually, compared to average annual returns of 17.9%, 16.0% and 23.1% for the Value Line Composite, Russell 2000 and S&P 500, respectively. Total return includes adjustments of $6.92 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Global Multimedia Trust.

      For the ten years ended June 30, 1998, the Equity Trust achieved a total return of 284.4%, including adjustments of $13.70 per share in distributions, which equates to an average annual return of 14.4%. This compares to 14.4%, 13.6% and 18.5% average annual returns over the same time period for the Value Line Composite, Russell 2000 and S&P 500, respectively.

      Since its inception on August 21, 1986 through June 30, 1998, the Equity Trust has had a total return of 420.1%, including adjustments of $14.48 per share in distributions, which equates to an average annual return of 14.9%.

      The Equity Trust's common shares ended the quarter at $11.75 per share on the New York Stock Exchange, an increase of 4.9% for the first six months of the year. For the twelve months ended June 30, 1998, the common shares are up 27.7%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value.
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Preferred Stock - An Investment for the Future

THANK YOU!

      At the Equity Trust's 1998 Annual Shareholder Meeting, shareholders overwhelmingly re-affirmed a resolution allowing the Board to issue senior securities, which cleared the way to proceed with a planned issue of cumulative preferred stock. This is the second time such a resolution has been passed. This year 83.9% of the shares were voted in favor of the resolution. At the 1997 Annual Meeting, a similar resolution was likewise approved with 75.6% of the shares being voted in favor of the resolution. The proxy material for the 1998 meeting discussed a shareholder lawsuit which sought to block the Equity Trust from issuing Preferred Stock. There can be no doubt now that a substantial majority of our shareholders agree with the Board of Directors' assessment that the issuance of preferred stock by the Equity Trust was desirable. The overwhelming shareholder approval at the 1998 Annual Meeting, following as it did on the expanded disclosure in the proxy material, has rendered the existing lawsuit moot. It is also a clear signal for the Directors of the Trust to consider recovery of expenses from the plaintiff for acting in, what we regard as, a reckless manner.

      On June 9, 1998, the Equity Trust successfully completed its offering of 7.25%, tax advantaged, cumulative preferred stock which was rated 'aaa' by Moody's Investors Service, Inc. Shareholder response has been positive and we appreciate the efforts of Salomon Smith Barney, Gabelli & Company, Inc., PaineWebber Incorporated and Prudential Securities Incorporated, the underwriters, and wish to thank and welcome all those investors who participated.

      The Equity Trust issued 5,400,000 Preferred Shares at $25 per share with an annual dividend rate of $1.8125 per share paying quarterly starting in September 1998. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GAB Pr". Consistent with our conservative approach, the Equity Trust issued the Preferred Shares in a cost effective manner at less than $0.045 per share. Although the immediate expensing of the costs associated with the offering crimped our year-to-date results - 11.5% versus 11.9% had the Preferred Shares not been issued - this minimal investment provides the underpinnings for returns in the future.

      How would Preferred Shares benefit Common Shareholders? The Equity Trust has earned a 14.9% average annual return from inception on August 21, 1986 through June 30, 1998. The Preferred Shares were issued with a dividend rate of 7.25%. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our long-term investment objectives, the Preferred Share issuance offers what we believe is a method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding.


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Open Letters  to Shareholders of the Gabelli Equity Trust

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Chutzpah - What is it?

      Chutzpah is best defined by telling a story. An individual is in front of a judge. He was found guilty of stabbing both his parents brutally to death. He is asking the court for leniency on the grounds that he is an orphan. That's Chutzpah.

      Our Fund was sued by Shapiro Haber and Urmy LLP on behalf of a shareholder who owned 6,642 shares. We have a strong reason to believe the shareholder was solicited - C. William Carter, 12 Barrett Road, Hanover, New Hampshire 03755. The lawsuit was filed against the Fund and the Adviser.

      The action was taken when our Fund filed an N-2 to cover an offering of preferred stock which we as shareholders had approved in 1997 and again, overwhelmingly ratified (84% in favor) in 1998 (which we thank you again for your support and confidence). They either did not read or understand the N-2 and then threatened to obtain an injunction preventing us from issuing this preferred. At best they acted in what we regard as a reckless manner.

      Chutzpah is alive and well. The lawyers (SHULLP) are planning to go to the Court (The Honorable Charles L. Brieant, United States District Court, Southern District of New York, United States Courthouse, 300 Quarropas Street, White Plains, NY 10601) and ask the Court to award them expenses for bringing the lawsuit in the first instance. This is Chutzpah! We will pursue all legal means against Mr. Carter and his lawyers to recover our money.

      Meanwhile, the "press" continues to praise these tactics, including their lawyers and their "spokesman" - Phil Goldstein of Opportunity Partners who they say is fighting for the little guy!

      But you (our Shareholders) are the little guys! Shame on you Mr. Carter for being used this way! You have abused your fellow shareholders!
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Sokaiya is Alive and Well in the United States

      In Japan there is a common practice whereby the Sokaiya extort payments from corporations in exchange for promises not to disrupt annual meetings. American observers have chastised this practice.

      Yet in America there is a practice that the Sokaiya would delight in. Our legal system, which is wonderful in most respects and is the pillar of the freedom and prosperity our country enjoys, has imperfections. It seems to bless payments extracted from corporations in what are referred to as "strike suits." A strike suit is an abusive and meritless action, brought by opportunistic lawyers in order to extort money from corporate defendants. Lawyers who bring these suits frequently are awarded their fees and expenses when the corporate defendant decides that it is more economical to settle the case than to fight it.

The Gabelli Equity Trust is trapped in the vortex of this imperfection that exists in our system.

Let us explain:

      On February 10, 1998, The Gabelli Equity Trust filed a Registration Statement (referred to as a Form N-2) with the Securities and Exchange Commission for the issuance of preferred stock. The N-2 specifically stated that the preferred stock to be issued contained a mandatory redemption feature. This feature was designed to ensure that the preferred shareholders, voting as a class, could not block the common shareholders from voting to open-end the Trust, in the event that a majority of the common shareholders sought to do so. Nevertheless, the law firm of Shapiro Haber & Urmy, on behalf of a shareholder named C. William Carter, who owned 6,642 shares of the Equity Trust, sued the Equity Trust on March 9, 1998. Simultaneously, they threatened to obtain a temporary injunction barring the issuance of the preferred stock. They claimed that the preferred stock injured the common shareholders because the preferred holders could vote to block open-ending of the Trust. We regard this as reckless at best.

      They also alleged that the size of the offering stated in the N-2 ($10 million) was evidence that the sole purpose of the offering was to block any proposed open-ending of the Trust. They failed to mention that, as stated in the N-2, the offering size was listed as $10 million "solely for the purpose of calculating the registration fee." So again, Ready, Fire, Aim.

      Apparently, the lawyers either did not read or did not understand the provisions of the Registration Statement. Instead, they simply parroted claims that had been made in an earlier lawsuit against The Gabelli Global Multimedia Trust, involving a preferred offering that did not contain the special call provision of the Equity Trust preferred.

      On May 22, 1998, the shareholders of the Equity Trust re-affirmed a resolution allowing the Board to issue senior securities, including preferred stock. This vote, as the court ruled on June 10, 1998, makes the lawsuit moot. Nevertheless, in an American version of Sokaiya, the plaintiff's lawyers have asked the court to award them over $100,000 in fees and expenses supposedly incurred in bringing their baseless lawsuit.

      The Equity Trust will vigorously oppose their request, and will seek to recover the loss in economic value caused by what we regard as a reckless and capricious lawsuit. Just as American observers have viewed the practice of paying off the Sokaiya as reprehensible, we should also view any payments for this kind of reckless strike suit as reprehensible.

A copy of Mr. Carter's lawsuit is available upon request.
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What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 11 years at The Gabelli Equity Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

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      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

      In compiling our thoughts for this shareholder letter we looked forward by looking through the rear view mirror. In the process, we witnessed the testimony of Federal Reserve Board Chairman Alan Greenspan and we could not say it any better. To quote Alan . . .

            "Mr. Chairman and members of the Committee, I appreciate this opportunity to present the Federal Reserve's midyear report on monetary policy.

            Overall, the performance of the U.S. economy continues to be impressive. Over the first part of the year, we experienced further gains in output and employment, subdued prices, and moderate long-term interest rates. Important crosscurrents, however, have been impacting the economy. With labor markets very tight and domestic final demand retaining considerable momentum, the risks of a pickup in inflation remain significant. But inventory investment, which was quite rapid late last year and early this year, appears to have slowed, perhaps appreciably. Moreover, the economic and financial troubles in Asian economies are now demonstrably restraining demands for U.S. goods and services -- and those troubles could intensify and spread further. Weighting these forces, the Federal Open Market Committee chose to keep the stance of policy unchanged over the first half of 1998. However, should pressures on labor resources begin to show through more impressively in cost increases, policy action may need to counter any associated tendency for prices to accelerate before it undermines this extraordinary expansion."

            -- Excerpt from the Monetary Policy Testimony and Report to Congress Before the Subcommittee on Domestic and International Monetary Policy of the Committee on Banking and Financial Services, U.S. House of Representatives, July 21, 1998.

Beating Up the Little Guys

      While investors worry about a substantial correction or even bear market for the Dow Jones Industrial Average ("DJIA") and S&P 500, small cap stocks are already experiencing one. Although, as of the end of the second quarter of 1998, the Russell 2000 is up modestly, approximately 60% of all Nasdaq listed stocks are off 20% or more from their 52 week highs. What's wrong with small cap stocks? In our opinion, nothing. In fact, as aforementioned, we believe that small companies operating primarily in the domestic market are far less vulnerable to Asian economic problems than the large multinationals. This has not prevented investors from abandoning small cap stocks to chase large cap stock returns. Is this likely to change in the foreseeable future? We do not know and in a sense, do not care. We are patient value investors who count on Mr. Market's mood swings to allow us to buy quality companies at discount prices. The fact that Mr. Market, perhaps fueled by the migration of assets into S&P 500 index funds, is mindlessly lavishing attention on large companies and ignoring more fundamentally attractive smaller ones, makes it easier for us to pick up small cap stock bargains.

Deal Activity Surfaces Value

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong merger and acquisition activity is providing a tailwind to the performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

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                              1998 Completed Deals

Fund Holding                                 Closing Date         % Return(a)
------------                                 ------------         -----------
Ticketmaster Group Inc.                          6/24                24.6%
Culligan Water Technologies Inc.                 6/16                11.2
Handy & Harman                                   4/06                 2.2

             Percentage Changes through 6/30/98 for Announced Deals

                                                    Second         Year-to-Date
Current Fund Holdings                          Quarter Return(b)     Return(b)
---------------------                          -----------------     ---------
Cable Michigan                                      52.9%              70.5%
360(degree)Communications Co.                        6.0               64.1
Tele-Communications Inc.                            23.6               37.6
Echlin Inc.                                         (6.4)              35.6
Southern New England Telecommunications Corp.       (9.2)              31.9
Giant Food Inc.                                     11.5               28.5
PolyGram NV                                          9.7                6.7

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(a)   Represents changes in share price and dividends paid from December 31,
      1997 through the closing date.

(b) Represents changes in share price and dividends paid from the beginning of the period through June 30, 1998.

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The Envelope Please. The Winners Are . . .

      With only a few exceptions, our media, telecommunications, and financial holdings posted positive returns this quarter. These industry groups are all benefiting from powerful and in our opinion, sustainable trends. Leading media companies like Time Warner, Seagrams, and News Corp. were all applauded for making bold moves to extend their global franchises. At the end of the quarter, cable television stocks like Tele-Communications, Inc. (TCI), Comcast and Cablevision soared following the announcement of the AT&T/TCI deal. Telephone stocks like Sprint and AirTouch continued to make progress as investors acknowledged these companies' competitive advantages in arguably the greatest growth industry worldwide. Financial stocks such as American Express and Deutsche Bank posted strong gains.

And Some Losers

      As can be expected in light of Asian economic turmoil, Deere and Boeing got hit hard this quarter. Deere's problem is not so much from international competition for its state-of-the-art farm equipment, but from the impact of weak foreign currencies and economies on the American farmer. American agricultural exports to Asia and the former Soviet Union will likely trend down. Competition from Latin American agricultural exporters will heat up. These global dynamics, coupled with the absence of agricultural price supports, will likely pinch the pockets of American farmers, who will probably be more reluctant to invest in new Deere equipment. Boeing is seeing its backlog reduced by cancellation of orders from Asian airlines. This comes at a time when the company is still struggling with production problems. With the price of oil declining to a twelve year low, oil service stocks like Halliburton took it on the chin.

      Should we have followed momentum investors out of these stocks? That is not our style. We believe these companies still have strong global franchises and very attractive long term business prospects. We have always been willing to tolerate poor short term, market related performance from portfolio companies we believe are positioned to provide superior long term results.

The Bottom of the Barrel?

      The price of a barrel of oil declined to a twelve year low in the second quarter of 1998. The market appears to have priced in all the bad news: the warm El Nino winters, slackening Asian demand, and excess OPEC production. We point out that despite Asia's woes, worldwide demand for oil is expected to be up modestly in 1998. According to the National Weather Service, El Nino is not likely to revisit us next winter. OPEC has made some modest production cuts already and will likely try to turn down the tap further in the year ahead. We doubt oil prices will explode from current levels. But long-term supply/demand trends support our increasingly positive view on the energy sector. This should ultimately put some life in moribund energy stocks.

Too Much of a Good Thing?

      Investors' cool response to the Norwest Bank/Wells Fargo and Citicorp/Travelers mergers and the government's new found sensitivity to the further consolidation of American industry has led some market observers to proclaim the end of what we have termed the third great wave of takeovers.

      Upon his widely rumored demise, Mark Twain said, "The reports of my death are greatly exaggerated". We echo these sentiments in regard to the premature obituary for deals. We will likely see fewer deals in those industries like aerospace that have already undergone extensive consolidation. Also, with some takeover yeast baked into bank stock valuations, future deals may not be at the kind of premium prices seen in recent years.

      But, we believe the "urge to merge" will remain strong in many other industry groups. We expect to see more mega-deals in the telecommunications business as the big hitters jockey for position in this globally deregulated business. We anticipate more big media deals as the leaders extend their global franchises. Manufacturing companies are still looking to acquire complimentary product lines and boost global market shares. Importantly, small companies have become cheaper making them even more attractive targets at a time when lower long term capital gains tax rates have made it more profitable for owner/managers to cash in the chips.

      As for government meddling? We agree with Federal Reserve Board Chairman Alan Greenspan's recent comments to Congress that deals are a natural part of the free market process. There is certainly ample evidence worldwide that consolidation helps energize economies. As we expect the Clinton Administration learned from the healthcare debacle, if it isn't broken, there is little political incentive to try to fix it. While the job dislocation that generally accompanies consolidation is an issue that lends itself to political football, with today's strong labor market, we don't think it will evolve into any government restraints on deals without legitimate antitrust implications.

Dialing Up a Big Deal - "Ma Bell" is Now Riding Motorcycles

      Deregulation and technology have been driving change in the global telecommunications industry. The need for speed is swiftly changing the "dial tone" into the "web tone" as the telephone, computer and television converge into one all purpose interactive information and entertainment instrument. Convergence has just taken a leap forward with the prospective merger of AT&T and cable television leader Tele-Communications, Inc.

      Does the proposed AT&T/TCI combination make sense? We think so. The transaction gives AT&T the digital platform to compete in the local telephone business. It also allows them to bundle long distance, local telephony, internet access and entertainment programming services on one line, passing approximately one third of all U.S. homes.

      How will this change the global telecommunications/media landscape? It opens the door for other long distance companies to break into local telephone monopolies and perhaps for local telephone operators to further their inroads to the long distance business. It dramatically increases the value of the cable television industry's millions of coaxial connections into homes worldwide. It will push the pace in which telephone infrastructure is upgraded to match cable's digital and high speed capacity. It puts increasing pressure on every global telecommunications company to create business combinations that will allow them to compete with the full range of services that AT&T/TCI would be capable of delivering. Finally, as additional business combinations are formed, 'content and creativity' providers could continue to be viewed as appetizing targets.

International Segment

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the newly launched Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

      Europe took another important step towards integration at the beginning of May when European leaders reached an agreement as to which countries would join the single currency. There were no surprises and out of fifteen European Union member countries, those not joining the euro club at the outset include the United Kingdom, Sweden, Denmark and Greece. After considerable haggling , it was also decided that a former central banker and finance minister from Holland, Wim Duisenberg, will head the European Central Bank which will be headquartered in Frankfurt. Beginning on January 1, 1999, responsibility for European monetary policy will transfer from national central banks, such as the Bundesbank and the Bank of France, to the European Central Bank. For investors, Mr. Duisenberg is about to become a very important person.

      Economic activity in continental Europe has accelerated and hopefully France's victory in the World Cup will put French consumers in a better mood. However, with unemployment levels remaining very high and little evidence of inflation, it is unlikely that interest rates will be raised during the remainder of the year. In this event, the euro will begin life with an interest rate structure similar to that which currently exists in France and Germany, where short term interest rates are about 3.5%. Therefore, rates in other European countries, such as Spain and Italy, have further to fall. Italy, a country with a very high savings rate, has never before experienced interest rates at current low levels. This has caused savers to shift assets from traditional fixed bank deposits to equities. Indeed, one analyst quipped that the only things that people are buying in Italy are mutual funds and cellular telephones. Banca Commerciale Italiana and Telecom Italia Mobile, both significant holdings in the Equity Trust, continued their strong performance during the second quarter.

      Many industries remain relatively fragmented in Europe and we expect a continuing high level of corporate activity. The largest deal by far announced during the quarter was Daimler Benz's proposed merger with Chrysler. This sparked interest in other European auto manufacturers and the Equity Trust's two holdings in the sector, namely Volkswagen and Renault, both performed strongly. Volkswagen has agreed to buy Rolls Royce and is eager to do further deals to round out its product offering. Renault's earnings are recovering sharply following the success of recently introduced models.

      Financial and telecom stocks continued their strong performance during the quarter. In the former category Deutsche Bank, Skandia and SCOR performed well. Warren Buffett's recently announced acquisition of General Re highlighted the value in SCOR, which is one of Europe's largest reinsurance companies.

      In the telecom sector, Vodafone, the U.K.-based cellular operator, appreciated by over 20% during the quarter. Other solid performers were Invik, Nestle, Swatch Group (formerly S.M.H.) and Pearson. The extent that these companies have anything in common is that they are not particularly economically sensitive and have pro-active managements working on our behalf.

      On the other side of the coin, some of the winners from the first quarter did not do well in the second quarter. These include Bank of Scotland and CGU (formerly Commercial Union) in the United Kingdom and the two large Swiss pharmaceutical companies, Novartis and Roche Holdings.

      The market continued to punish companies involved in commodities or doing significant business in the Far East. HSBC Holdings, based in Hong Kong, Publishing and Broadcasting in Australia, and Independent Newspapers, which is listed in Ireland, fall into this category. All three companies have strong market positions.

      Japan continues to misfire on all cylinders and remains in recession. Indeed, the only bright spot in the economy up to now, due to the yen's weakness, has been exports. And even exports are now declining on a year-to-year basis.

      Early in July, Japanese voters handed the ruling party a defeat in Upper House elections and the Prime Minister has resigned. A new Prime Minister is expected to be more aggressive in cleaning up the bad debt mess and encouraging consumption through fiscal reform.

      Japan's weakness is another blow to Southeast Asia, which is attempting to recover from collapsing currencies and crippling levels of foreign debt. It is important for the global economy that the "Asian Flu" is contained and does not spread. Potential trouble spots, which we have to monitor closely, include Russia, China and Brazil. The U.S. and European economies continue to perform well and have actually been helped by lower commodity prices, which tend to reduce inflation. However, with valuations at current levels, there is little margin for error with regard to earnings disappointments.

      The Equity Trust's exposure to Southeast Asia has remained largely unchanged during the quarter. Apart from HSBC Holdings which is based in Hong Kong but is a global company, the Equity Trust's investments in the region are limited to leading companies in Japan and Australia, such as News Corp and Nintendo, which both performed strongly during the quarter. The decline in the region's equity markets has been so severe that many of the region's markets are now very small. For example, the Korean stock market is now the same size, in terms of market capitalization, as the 45th largest company in the S&P 500 Index.

      We certainly do not profess to be able to forecast the full effect of the "Asian Flu" on the major world equity markets. However, we will continue to invest in leading non-U.S. based companies, paying close attention to valuation levels.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $114.00 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company continues to expand the reach of its credit card operations.

BCE Inc. (BCE - $42.6875 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $56.75 - NYSE) and BCE Mobile Communications (BCX - $26.00 - NYSE). These are substantial values for BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth over $22 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Berkshire Hathaway Inc. (BRK'A - $78,305.00 - NYSE), based in Omaha, Nebraska, is a diversified company with operations primarily in property casualty insurance (GEICO), candy manufacturing (See's), newspapers, home furnishings retailing and fine jewelry. The company is the publisher of the World Book Encyclopedia and owns Dairy Queen. Under the guidance of Warren Buffett and Charles Munger, periodic large equity investments in other corporations are made. Berkshire Hathaway recently agreed to acquire General Re Corp., the nation's largest reinsurance company, for $23.5 billion in stock.

Cablevision Systems Corp. (CVC - $83.50 - ASE), based in Woodbury, NY, owns and operates cable television systems in 18 states serving 2,844,000 basic service subscribers at year end 1997. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost
24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Chris-Craft Industries Inc. (CCN - $54.6875 - NYSE), through its 79% ownership of BHC Communications (BHC - $140.3125 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $114.50 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and four UPN affiliates. United Television has purchased WHSW in Baltimore for $80 million and has an agreement to purchase WRBW, a UPN affiliate in Orlando, for $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.5 billion in cash and marketable securities.

                             ----------------------
                             Chris-Craft Industries
                             ----------------------
                                 79%
                             ----------------------
                               BHC Communications
                             ----------------------
                                 59%
                             ----------------------
                               United Television
                             ----------------------

DeKalb Genetics Corp. (DKB - $94.625 - NYSE), an agricultural genetics and crop biotechnology company, develops and sells hybrid seeds and is the second largest supplier of hybrid seed corn. DeKalb was recently put up for sale by the founding Roberts family. Monsanto (MTC - $55.875 - NYSE), which already owns 40% of DeKalb, won the three-month-long auction and is to pay $100 in cash for each additional share, or $2.3 billion.

Giant Food Inc. (GFS'A - $43.0625 - ASE) operates a chain of over 170 supermarkets, mostly food and drug combination stores, primarily in the Washington, DC and Baltimore metropolitan areas. The company is expanding from this base into New Jersey, Pennsylvania and Delaware. J. Sainsbury plc, one of the largest supermarket retailers in the United Kingdom, was the owner of a non-controlling 50% of Giant's voting shares, in addition to approximately 20% of the non-voting shares. The Dutch food retailer Royal Ahold NV (AHO - $32.00 -
NYSE) paid Sainsbury $613 million for its Giant Food stake and has purchased the remaining Giant Food shares for $43.50.

Time Warner Inc. (TWX - $85.4375 - NYSE), having completed its acquisition of Turner Broadcasting, is the global leader in media and entertainment. The combined companies have more than $24 billion in revenues and almost $5.4 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $12 billion in debt and simplifying its capital structure.

United Television Inc. (UTVI - $114.50 - Nasdaq) is a television broadcasting company which owns and operates six television stations: one ABC, one NBC and four UPN affiliates. UTVI recently purchased WHSW in Baltimore for $80 million. The purchase of WRBW, a UPN affiliate in Orlando, for $60 million is pending. UTVI stations will cover approximately eight percent of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $140.3125 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls should increase EBITDA growth going forward.

Viacom Inc. (VIA - $58.50 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Shareholder Meeting - May 11, 1998 - Final Results

      The Annual Meeting of shareholders was held on May 11, 1998 at the Greenwich Library in Greenwich Connecticut. At that meeting, shareholders re-elected Mario J. Gabelli, Thomas E. Bratter and Felix J. Christiana and elected Frank J. Fahrenkopf, Jr. as Directors of the Equity Trust. A total of 52,100,044 votes, 52,091,616 votes, 51,996,889 votes and 51,852,070 votes were cast in favor of each Director and 1,003,284 votes, 1,011,713 votes, 1,106,439 votes and 1,251,258 votes were withheld for each Director, respectively.

      Bill Callaghan, James P. Conn, Karl Otto Pohl, Anthony R. Pustorino and Salvatore J. Zizza continue to serve in their capacities as Directors of the Equity Trust.

      At the meeting, the shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent accountants for the Equity Trust for the year ending December 31, 1998. 51,663,462 votes were cast in favor of the approval of this proposal, 609,066 votes were cast against the proposal and 830,799 votes abstained, including broker non-votes.

      In addition, the shareholders ratified the Equity Trust's authority to issue senior securities. 44,580,802 votes were cast in favor of the approval of this proposal, 5,920,812 votes were cast against the proposal and 2,601,711 votes abstained, including broker non-votes. We thank you for your participation and appreciate your continued support.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

10% Distribution Policy

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on June 26, 1998. The next distribution is scheduled for September 1998.

In Conclusion

      We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will enable us to provide satisfactory returns over the long term.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli
                                   President and Chief Investment Officer

August 1, 1998

            ------------------------------------------------------

                                Top Ten Holdings
                                  June 30, 1998

            Chris-Craft Industries, Inc.      Viacom Inc.
            Cablevision Systems Corp.         Time Warner Inc.
            American Express Co.              BCE Inc.
            United Television Inc.            Giant Foods Inc.
            Dekalb Genetics Corp.             Berkshire Hathaway

            ------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period of this report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.

                                PORTFOLIO CHANGES
                           Quarter Ended June 30, 1998
                                   (Unaudited)

                                                           Ownership at
                                                             June 30,
                                           Shares              1998
                                         ----------        ------------
NET PURCHASES
  Common Stocks
Allegiance Telecom Inc. ...............       4,000               4,000
Allied Group Inc. .....................      70,800              70,800
American Bankers Insurance
  Group, Inc. .........................      42,000              52,000
American Stores Co ....................     220,000             220,000
AMP Inc. ..............................      27,000              87,000
AMR Corp. (a) .........................      40,000              98,000
Arco Chemical Co. .....................     196,000             196,000
Argonaut Group, Inc. ..................       2,000               8,000
Aztar Corp ............................       5,000              85,000
Banco Pastor SA (a). ..................      10,500              21,000
Bestfoods Inc. (a) ....................      15,000              30,000
Cable & Wireless
  Jamaica Ltd (b) .....................   2,040,000           2,040,000
Carter-Wallace Inc. ...................       5,000             505,000
Central Newspaper Cl.A ................       1,500               1,500
Century Telephone
  Enterprises Inc. (c) ................      72,500             217,500
CGU PLC (d) ...........................      75,342              75,342
Chris-Craft Industries Inc. ...........       5,150             346,673
CLARCOR Inc. (c) ......................      34,900             104,700
Coldwater Creek Inc. ..................      13,000              18,000
Corn Products International, Inc. .....       9,250              28,250
Dekalb Genetics Corp. Class B .........     310,000             310,000
Dynatech Corporation ..................      15,000              30,000
EMI Group plc .........................      84,713             108,000
Exel Limited ..........................      20,000              20,000
Florida East Coast
  Industries Inc. (e). ................      33,000              44,000
Flowserve Corp. .......................       7,500              22,500
Frontier Corp. ........................       5,000              55,000
GATX Corp. (a) ........................      59,022             118,044
Gaylord Entertainment
  Co., Cl. A ..........................       2,000             110,000
GC Companies Inc. .....................       5,000              65,000
General Cigar Holdings Inc.
  Class B. ............................     105,000             105,000
Giant Food Inc., Cl. A ................     253,000             480,000
Hartwall Oy AB (f). ...................      36,000              45,000
Independent Newspapers
  Ltd., ORD ...........................      10,000             238,000
Indus Holding AG ......................       5,000              10,000
ITT Industries Inc. ...................      60,000             260,000
Keebler Foods Corp. ...................       2,000               2,000
Leucadia National Corporation .........       1,000               6,000
Loewen Group Inc. .....................       3,000             103,000
Lucent Technologies Inc. (a). .........      15,000              33,000
MediaOne Group Inc. (g) ...............     305,000             305,000
Mercantile Stores Co. Inc. ............     100,000             100,000
Merkantildata (f) .....................      42,000              52,500
Midland Co. (h) .......................      77,800             116,700
MIF Ltd. (i) ..........................         673              31,273
Moevenpick Holding AG .................         500                 740
Nortek Inc. ...........................      10,000             140,000
NRJ SA ................................         500               3,750
Oerlikon-Buhrle Holding AG ............       1,250               9,000
Pegasus Gold Inc. .....................     165,000             914,000
Pennzoil Co. ..........................      10,000              90,000
Pittway Corp., Cl. A ..................       4,500              82,500
PolyGram NV ...........................       8,000              20,000
RCN Corporation (a). ..................     143,000             295,000
Reader's Digest Association Inc.,
  Class A .............................      12,000              12,000
Reader's Digest Association Inc.,
  Cl. B ...............................      30,000             130,000
Reckitt & Colman PLC ..................      10,000              10,000
Republic Services Inc., Cl. A .........       3,000               3,000
Reuters Holdings plc, Cl. B,
  Sponosred ADR .......................      10,833              10,833
Safra Republic Holdings SA (a) ........       7,000              14,000
Schroders  Ltd. .......................      15,000              15,000
Sealed Air Corp. ......................      80,000              80,000
Skandia Forsakrings AB (f). ...........      89,000             115,000
Swatch Group AG (j). ..................       1,200               1,200
TCI Satellite Entertainment Inc.,
  Cl. A ...............................       5,000              80,000
Telefonica de Espana, Sponsored
  ADR (k) .............................       3,000              51,000
Triangle Pacific Corp. ................      16,000              16,000
UBS AG (c) ............................       2,000               2,000
Ucar International Inc. ...............      22,000              22,000
United Television Inc. ................       4,600             279,106
USA Networks, Inc. (l) ................     112,600             212,600
US Filter Corp. (m) ...................      37,500              37,500

PREFERRED STOCKS
Sealed Air Corp., Pfd. ................      15,000              15,000
Telesp Celular SA, Pfd. B (n) .........   2,223,575           2,223,575

COMMON STOCK WARRANTS AND RIGHTS
Colonial Limited Inc, Rights (o) ......      47,497              47,497

                                          Principal
                                           Amount
                                          --------
CORPORATE BONDS
Rogers Communications Inc.,
  7.5% due 09/01/1999 .................   $ 100,000           $ 100,000

                          THE GABELLI EQUITY TRUST INC.

                          Quarter Ended March 31, 1997
                                   (Unaudited)

                                                           Ownership at
                                                             June 30,
                                           Shares              1998
                                         ----------        ------------
NET SALES
  Common Stocks
360(degree)Communications Co. .........      (5,000)             95,000
Alliance et Gestion ...................      (1,000)              7,625
Amphenol Corp., Cl. A .................        (500)            137,500
AptarGroup Inc. .......................      (4,500)              5,000
Bruno's Inc. ..........................      (5,000)            115,000
Cablevision Systems Corp., Cl. A ......     (10,000)            430,000
Centennial Cellular Corp., Cl. A ......      (7,000)             50,000
Cheung Kong (Holdings) Ltd. ...........     (74,000)                 --
Clariant AG (p) .......................        (700)                 --
Commercial Union plc.(d) ..............     (75,342)                 --
Computer Sciences Corporation .........    (170,000)                 --
Contextvision AB ......................     (10,000)                 --
Crown Books Corp. .....................     (30,000)                 --
CTS Corp. .............................      (5,000)             45,000
Culligan Water Technologies
  Inc. (m) ............................     (25,000)                 --
Dow Jones & Co. Inc. ..................      (5,000)             85,000
Elsag Bailey Process
  Automation N.V. .....................      (5,000)             15,000
EMI Group plc, Sponsored ADR ..........     (84,713)             23,287
E.I. du Pont de Nemours and Co. .......     (16,000)              4,000
General Cigar Holdings Inc. ...........     (70,000)             50,000
GTE Corp. .............................      (5,000)            265,000
Handy & Harman (q) ....................     (95,000)                 --
Hilton Hotels Corp. ...................      (5,000)            345,000
Illinois Central Corporation (r) ......        (873)                 --
Landauer Inc. .........................      (5,000)            100,000
Lehman Brothers Holdings Inc. .........     (11,300)             69,000
LucasVarity plc .......................      (4,000)              6,000
Manitowoc Co. Inc. ....................      (1,200)             30,000
Mark IV Industries Inc. ...............      (3,000)            142,000
NEC Corp., Sponsored ADR ..............     (45,000)              1,500
Neiman Marcus Group Inc. ..............      (2,000)            330,000
New Germany Fund ......................      (2,000)             68,000
New York Times Co., Cl. A .............      (1,000)             84,000
Pfizer Inc. ...........................     (10,000)             15,000
Pittway Corp. .........................      (8,000)            205,000
Rieter Holding AG .....................        (750)                 --
SMH AG (j). ...........................      (1,200)                 --
Southern New England
  Telecommunications Corp. ............      (5,000)             30,000
Swedish Match AB ......................     (25,000)            250,000
Telecom Italia SpA,
  Sponsored ADR .......................      (1,000)            170,000
Telecomunications of
  Jamaica Ltd. (b) ....................  (2,040,000)                 --
Tenneco Inc. ..........................      (5,000)            100,000
Ticketmaster Group Inc. (l) ...........    (100,000)                 --
Unitrin Inc. ..........................      (1,000)             26,000
US WEST Media Group  (g) ..............    (296,670)              8,330
Wrigley (Wm.) Jr. Co. .................      (1,000)             73,000

PREFERRED STOCKS
KSB AG, Pfd. ..........................      (1,000)              3,000
ProSieben Media AG ....................      (2,000)              7,750
Village Roadshow Ltd., PFD. ...........    (183,856)                 --

----------
(a) 2 for 1 stock split
(b) Name change from Telecomunications of Jamaica to Cable & Wireless Jamaica
    Ltd.
(c) 3 for 2 stock split
(d) Name change from Commercial Union plc to CGU PLC
(e) 4 for 1 stock split
(f) 5 for 1 stock split
(g) Name change from US West Media to MediaOne Group
(h) 3 for 1 stock split
(i) 2.2% bonus issue
(j) Name change from SMH AG to Swatch Group AG
(k) 1 to1 rights issue
(l) Merger-- 1 share USA Networks, Inc. For 1.126 share Tickermaster Group Inc.
(m) Merger-- 1 share of US Filter Corp. for 1.875 Culligan Water Technologies
(n) Spin off from Telesp Pfd.
(o) 1 for 5 rights issue
(p) 2 for 1 subdivision
(q) Tender at $35.25
(r) Tender at $39.00

                          THE GABELLI EQUITY TRUST INC.

                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (Unaudited)

                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

COMMON STOCKS -- 87.2%

                Equipment And Supplies -- 9.1%
      30,000    Aeroquip-Vickers Inc. ...........  $   995,425     $  1,751,250
      85,000    AMETEK Inc. .....................    1,133,614        2,491,563
     190,000    Ampco-Pittsburgh Corp. ..........    2,557,510        2,921,250
     137,500    Amphenol Corp., Cl. A + .........    3,564,688        5,362,500
       5,000    AptarGroup Inc. .................       83,738          310,938
      12,000    Caterpillar Inc. ................      163,932          634,500
     104,700    CLARCOR Inc. ....................    1,294,491        2,198,700
      45,000    CTS Corp. .......................      481,703        1,341,563
     345,000    Deere & Co. (d) .................    3,335,659       18,241,864
     312,000    Donaldson Co. Inc. ..............    1,816,437        7,351,500
      20,000    EG&G Inc. .......................      354,638          600,000
      22,500    Flowserve Corp. .................      270,813          548,438
       6,500    Franklin Electric Co. ...........      210,023          442,000
     107,500    Gerber Scientific Inc. ..........    1,176,688        2,445,625
     230,750    Hussmann International, Inc. ....    2,743,525        4,326,563
     350,000    IDEX Corp. ......................    2,271,076       12,075,000
      10,000    Indus Holding AG ................      350,158          398,758
      50,000    Lufkin Industries Inc. ..........      908,349        1,650,000
      30,000    Manitowoc Co. Inc. ..............      300,850        1,211,250
     142,000    Mark IV Industries Inc. .........    1,528,781        3,070,750
     498,500    Navistar International
                  Corp. + .......................    8,224,819       14,394,176
      20,000    PACCAR Inc. .....................      450,000        1,045,000
     205,000    Pittway Corp. ...................    9,666,490       15,631,250
      82,500    Pittway Corp., Cl. A ............    1,416,520        6,094,688
      80,000    Sequa Corp., Cl. A + ............    3,159,916        5,340,000
      75,000    Sequa Corp., Cl. B + ............    3,888,160        5,925,000
     170,000    SPS Technologies Inc. + .........    2,920,863        9,945,000
      12,000    TI Group plc ....................      126,225           91,166
      37,500    US Filter Corp. .................      519,861        1,052,344
      20,000    Watts Industries Inc., Cl. A ....      415,830          417,500
                                                   -----------     ------------
                                                    56,330,782      129,310,136
                                                   -----------     ------------

                Financial Services -- 9.0%
      70,800    Allied Group Inc. ...............    3,295,094        3,314,325
      52,000    American Bankers Insurance
                  Group, Inc. ...................    3,350,600        3,126,500
     285,000    American Express Co. (d) ........    4,986,225       32,490,000
       8,000    Argonaut Group, Inc. ............      277,508          253,000
     400,000    Banca Commerciale Italiana ......      908,418        2,393,134
      21,000    Banco Pastor SA .................      633,260        1,184,545
      66,000    Banco Santander SA, ADR .........      939,291        3,345,375
      80,631    Bank of Ireland .................      813,417        1,652,467
     120,782    Bank of Scotland ................      725,022        1,353,206
         260    Berkshire Hathaway Inc.,
                  Cl. A + .......................      824,299       20,359,300
     300,000    Berliner Bank
                  Aktiengesellschaft ............    6,004,015        6,189,341
     237,482    Colonial Limited (c) ............      573,208          719,395
      75,342    CGU PLC .........................      899,407        1,406,428
      46,000    Commerzbank AG,
                  Sponsored ADR .................    1,074,067        1,759,500
      14,400    Corporacion Mapfre ..............      385,405          505,197
     163,000    Deutsche Bank AG,
                  Sponsored ADR .................    7,120,260       13,737,710
      30,000    Dundee Bancorp Inc., Cl. A + ....      638,757          473,990
       4,000    Exel Limited ....................      295,216          311,250
      25,000    Hibernia Corp. ..................      198,750          503,125
      92,000    H&R Block Inc. ..................    3,097,432        3,875,500
      30,695    HSBC Holdings plc ...............      777,005          750,736
      20,666    Invik & Co. AB, Cl. B ...........      929,248        1,619,592
     125,000    Istituto Nazionale delle
                  Assicurazioni .................      390,865          355,284
      69,000    Lehman Brothers Holdings
                  Inc. ..........................    1,561,604        5,351,813
       6,000    Leucadia National
                  Corporation ...................      227,969          198,375
       2,000    Mellon Bank Corporation .........      123,183          139,250
     116,700    Midland Co. .....................    1,243,686        2,669,510
      15,000    Morgan (J.P.) & Co. Inc. ........    1,262,337        1,756,875
      35,000    Nomura Securities
                  Company, Ltd. .................      497,665          408,802
      10,833    Reuters Holdings plc, Cl. B,
                  Sponosred ADR .................      815,788          742,061
      60,000    Riggs National Corp. ............      552,538        1,753,125
      14,000    Safra Republic Holdings SA ......      698,000        1,050,000
      15,000    Schroders, Plc ..................      428,939          388,957
      20,000    SCOR SA .........................      773,680        1,268,670
     115,000    Skandia Forsakrings AB ..........      669,447        1,643,887
      74,000    Skandinaviska Enskilda
                  Banken ........................      843,194        1,266,583
      40,000    State Street Corp. ..............    1,417,370        2,780,000


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                            June 30, 1998 (Unaudited)
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

COMMON STOCKS (continued)
                Financial Services (continued)
      20,000    SunTrust Banks Inc. .............  $   419,333     $  1,626,250
       8,000    Trimark Financial
                  Corporation ...................      391,417          247,358
       2,000    UBS AG. .........................      701,145          744,899
      26,000    Unitrin Inc. ....................      850,527        1,807,000
                                                   -----------     ------------
                                                    52,614,591      127,522,315
                                                   -----------     ------------

                Telecommunications -- 8.9%
      40,000    Aliant Communications Inc. ......      593,225        1,097,500
       4,000    Allegiance Telecom Inc. .........       60,000           60,000
      67,000    AT&T Corp. ......................    2,232,628        3,827,375
      87,000    BC TELECOM Inc. .................    1,563,919        3,254,276
     545,000    BCE Inc. ........................   10,484,925       23,264,676
      75,000    Cable & Wireless plc,
                  Sponsored ADR .................    1,581,417        2,760,938
   2,040,000    Cable & Wireless Jamaica Ltd. ...      101,642          134,640
       2,000    Cincinnati Bell Inc. ............       16,050           57,250
      35,000    Compania de
                  Telecomunicaciones de
                  Chile SA, Sponsored ADR+ ......      592,324          710,938
      80,000    Commonwealth Telephone
                  Enterprises, Inc. + ...........      695,564        2,110,000
      20,000    Commonwealth Telephone
                  Enterprises, Inc. Cl. B+ ......      128,902          525,000
          70    DDI Corp. .......................      359,307          244,522
      55,000    Frontier Corp. ..................    1,220,157        1,732,500
     265,000    GTE Corp. (d) ...................    5,521,802       14,740,620
      35,000    Hong Kong
                  Telecommunications Ltd.,
                  Sponsored ADR .................      619,835          660,625
      10,000    Maritime Telegraph and
                  Telephone Co. Ltd. ............      162,918          283,714
      10,000    Motorola Inc. ...................      187,870          525,625
          95    Nippon Telegraph and
                  Telephone Corp. ...............      739,864          790,121
     295,000    RCN Corporation .................    1,900,908        5,715,625
      56,000    SBC Communications Inc. .........      507,348        2,240,000
      30,000    Southern New England
                  Telecommunications Corp. ......    1,615,964        1,965,000
     250,000    Sprint Corp. (d) ................    2,831,164       17,625,000
      10,000    Telecom Argentina Stet-
                  France Telecom S.A.,
                  Sponsored ADR .................      227,333          298,125
     400,041    Telecom Italia SpA ORD ..........      851,138        2,946,123
     170,000    Telecom Italia SpA,
                   Sponsored ADR ................    3,336,680       12,495,000
     167,000    Telecomunicacoes
                  Brasileiras SA (Telebras),
                  Sponsored ADR .................    2,928,605       18,234,310
      10,000    Telefonica de Argentina
                  S.A., ADR, Cl. B ..............      274,045          324,375
      51,000    Telefonica de Espana,
                  Sponsored ADR .................    1,941,994        7,092,188
      20,000    Telefonos De Mexico SA,
                  Cl. L, ADR ....................      733,042          961,250
       8,330    U.S. WEST  Inc. + ...............      218,462          391,489
                                                   -----------     ------------
                                                    44,229,032      127,068,805
                                                   -----------     ------------

                Broadcasting -- 7.0%
      50,000    Ackerley Group Inc. .............      544,975        1,050,000
     346,673    Chris-Craft Industries Inc. .....    5,082,462       18,958,680
     558,865    Chris-Craft Industries Inc.,
                  Cl. B (a) .....................    8,836,280       30,562,930
      25,000    Gray Communications
                  Systems Inc. ..................      493,649          809,375
     275,000    Grupo Televisa S.A., GDR + ......    6,151,302       10,346,875
      54,532    Liberty Corp. ...................    2,619,602        2,743,641
       3,750    NRJ SA ..........................      560,129          597,946
       3,000    Pathe SA + ......................      735,192          588,021
     125,000    Paxson Communications
                  Corp., Cl. A + ................    1,286,801        1,515,625
     100,000    Television Broadcasting
                  Ltd. ORD ......................      396,239          264,584
     279,106    United Television Inc. ..........   18,983,596       31,957,633
                                                   -----------     ------------
                                                    45,690,227       99,395,310
                                                   -----------     ------------

                Entertainment -- 5.5%
     103,768    Ascent Entertainment
                  Group Inc. + ..................      936,953        1,154,419
      40,000    CANAL+, Sponsored ADR ...........    1,355,000        1,493,968
      23,287    EMI Group plc ...................       89,739          203,747
     108,000    EMI Group plc, Sponsored
                  ADR ...........................    1,273,519        1,944,000

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                            June 30, 1998 (Unaudited)
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

COMMON STOCKS (continued)
                Entertainment (continued)
     110,000    Gaylord Entertainment Co.,
                   Cl. A ........................  $ 2,823,053     $  3,547,500
      65,000    GC Companies Inc. + .............    1,562,324        3,371,875
      65,000    Granada Group plc ORD ...........      961,008        1,196,006
     120,000    Havas, Sponsored ADR ............    2,305,631        2,430,000
      20,000    PolyGram NV .....................      738,808        1,017,500
     295,000    Time Warner Inc. ................   10,589,278       25,204,060
      65,000    Todd-AO Corp., Cl. A ............      177,273          666,250
     212,600    USA Networks, Inc. + ............    2,910,436        5,341,575
     480,000    Viacom Inc., Cl. A + ............   10,060,286       28,080,000
      30,000    Walt Disney Co. .................    1,257,219        3,151,875
                                                   -----------     ------------
                                                    37,040,527       78,802,775
                                                   -----------     ------------

                Cable -- 5.3%
      40,125    Cable Michigan ..................      292,992        1,564,875
     430,000    Cablevision Systems Corp.,
                  Cl. A + .......................    8,927,446       35,905,000
      40,000    Comcast Corp., Cl. A ............      707,299        1,590,000
      40,000    Comcast Corp., Cl. A
                   Special ......................      533,414        1,623,750
     305,000    MediaOne Group Inc. .............    5,757,953       13,400,932
      40,000    Shaw Communications Inc.,
                  Cl. B, Conv. (London) .........      382,635          778,470
      10,000    Shaw Communications Inc.,
                  Cl. B, Conv. (Toronto) ........       61,583          194,353
     301,547    Tele-Communications Inc.,
                  Cl. A .........................    4,887,104       11,590,713
      55,000    Tele-Communications
                  International Inc., Cl. A + ...    1,074,813        1,105,156
     361,970    TCI Ventures Group + ............    2,089,627        7,262,023
                                                   -----------     ------------
                                                    24,714,866       75,015,272
                                                   -----------     ------------

                Food And Beverage -- 4.9%
      28,108    Advantica Restaurant
                  Group, Inc. + .................      258,546          274,050
      30,000    Bestfoods Inc. ..................    1,507,812        1,741,875
      18,000    Brau und Brunnen+ ...............    2,282,408        2,335,977
      28,250    Corn Products International,
                   Inc. + .......................      962,006          964,031
      21,600    Diageo PLC, Sponsored ADR .......      613,843        1,040,850
     200,000    Fomento Economico
                  Mexicano SA, ADR
                  144A (c) ......................      607,500        1,260,000
     450,000    Foster's Brewing Group Ltd. .....      857,334        1,061,483
      40,520    General Mills Inc. ..............    1,851,311        2,770,555
      45,000    Hartwall Oy AB ..................      517,989        1,445,242
       2,000    Keebler Foods Co. ...............       56,875           55,000
     100,000    Kellogg Co. .....................    2,832,009        3,756,250
      11,000    LVHM Moet Hennessy
                  Louis Vuitton, Sponsored
                  ADR ...........................      416,625          434,500
         700    Nestle SA .......................      827,951        1,500,495
     335,000    PepsiCo Inc. ....................    8,599,600       13,797,812
     240,000    Quaker Oats Co. .................    8,140,547       13,185,000
      40,000    Ralcorp Holdings Inc. + .........      615,527          755,000
     120,000    Seagram Co. Ltd. ................    3,398,438        4,912,500
      45,195    Tootsie Roll Industries Inc. ....    1,501,016        3,468,716
     356,000    Whitman Corp. ...................    4,792,266        8,188,000
      73,000    Wrigley (Wm.) Jr. Co. ...........    3,292,884        7,154,000
                                                   -----------     ------------
                                                    43,932,487       70,101,336
                                                   -----------     ------------

                Wireless Communications -- 4.5%
     125,000    AirTouch Communications
                  Inc. + ........................    2,902,429        7,304,688
     133,000    Associated Group Inc.,
                  Cl. A + .......................      354,616        5,453,000
     133,000    Associated Group Inc.,
                  Cl. B + .......................      354,616        5,286,750
      50,000    Centennial Cellular Corp.,
                  Cl. A + .......................      550,000        1,865,625
     217,500    Century Telephone
                  Enterprises Inc. ..............      813,890        9,977,813
     100,000    COMSAT Corp., Series 1 ..........    1,613,789        2,831,250
     100,000    Loral Space &
                  Communications Ltd. + .........    1,242,688        2,825,000
       5,000    NEXTEL Communications
                  Inc., Cl. A + .................       78,950          124,375
     250,000    Securicor Group plc ORD .........      567,956        2,047,470
      80,000    TCI Satellite Entertainment
                  Inc., Cl. A+ ..................      850,498          470,000
   1,495,000    Telecom Italia Mobile SpA .......    2,043,114        9,146,278
     320,000    Telephone and Data
                  Systems Inc. ..................    3,119,613       12,600,000

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                            June 30, 1998 (Unaudited)
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

COMMON STOCKS (continued)
                Wireless Communications (continued)
      95,000    360& Communications Co. .........  $   776,232     $  3,040,000
     115,812    Vodafone Group plc ORD ..........      546,042        1,471,556
                                                   -----------     ------------
                                                    15,814,433       64,443,805
                                                   -----------     ------------

                Publishing -- 3.8%
      30,000    Arnoldo Mondadori Editore
                  SpA + .........................      250,450          354,580
      85,000    Dow Jones & Co. Inc. ............    3,607,915        4,738,750
       1,500    Central Newspapers Inc.,
                  Cl. A .........................      105,638          104,625
     215,000    Golden Books Family
                  Entertainment Inc. + ..........    3,361,485          826,406
      50,000    Harcourt General Inc. ...........    2,329,563        2,975,000
     238,000    Independent Newspapers
                  Ltd., ORD .....................    1,075,899        1,279,888
      50,000    McGraw-Hill Companies Inc. ......    2,236,763        4,078,125
     360,000    Media General Inc., Cl. A (d) ...    6,706,606       17,730,000
     140,000    Meredith Corp. ..................    2,267,120        6,571,250
      84,000    New York Times Co., Cl. A .......    1,154,230        6,657,000
       5,000    News Corp. Ltd., ADR ............       54,120          160,625
     140,000    News Corp. Ltd., ORD ............      666,213        1,145,408
      60,000    Pearson plc ORD .................      729,454        1,099,998
      85,000    Publishing & Broadcasting
                  Ltd. ..........................      416,624          366,708
      12,000    Reader's Digest Association
                  Inc., Class A .................      321,600          325,500
     130,000    Reader's Digest Association
                  Inc., Class B .................    3,378,246        3,526,250
      65,000    Schibsted A/A ...................    1,261,301        1,094,148
   1,500,000    Seat SpA + ......................      321,923        1,013,086
     200,000    South China Morning Post
                   Holdings ORD .................      117,763           96,154
                                                   -----------     ------------
                                                    30,362,913       54,143,501
                                                   -----------     ------------

                Consumer Products -- 3.7%
     505,000    Carter-Wallace Inc. .............    7,265,156        9,121,563
       9,500    Christian Dior SA ...............    1,389,109        1,195,809
      75,000    Church & Dwight Co. Inc. ........    1,605,940        2,428,125
         700    Compagnie Financiere
                   Richemont AG, Cl. A ..........      975,331          917,586
      30,000    Eastman Kodak Co. ...............    1,792,538        2,191,875
      57,000    First Brands Corp. ..............      735,613        1,460,625
     170,000    Fortune Brands Inc. .............    4,092,153        6,534,375
     240,000    Gallaher Group plc ..............    3,905,111        5,250,000
      50,000    General Cigar Holdings Inc. + ...      765,951          493,750
     105,000    General Cigar Holdings Inc.
                  Class B+ ......................      653,399        1,036,875
      54,000    Harley Davidson Inc. ............      270,075        2,092,500
      33,000    National Presto Industries
                  Inc. ..........................    1,238,474        1,284,938
       6,500    Nintendo Co. Ltd. ...............      520,367          609,713
      10,000    Reckitt & Colman PLC ............      206,737          191,014
     145,000    Ralston Purina Co. ..............    5,133,822       16,937,810
       1,200    Swatch Group AG .................      700,980          928,746
     250,000    Swedish Match AB ................      847,212          830,721
                                                   -----------     ------------
                                                    32,097,968       53,506,025
                                                   -----------     ------------

                Diversified Industrial -- 3.4%
      70,909    Antofagasta Holdings plc ........      480,668          298,952
     100,000    Crane Co. .......................    1,714,909        4,856,250
      15,000    Elsag Bailey Process
                  Automation N.V. ...............      267,900          360,938
     118,044    GATX Corp. ......................    1,659,864        5,179,182
      60,000    Honeywell Inc. ..................    3,708,044        5,013,750
     260,000    ITT Industries Inc. .............    6,111,304        9,717,500
     390,000    Lamson & Sessions Co. + .........    2,439,425        2,413,125
     100,000    Lawter International Inc. .......    1,097,383        1,087,500
     100,000    National Service Industries
                   Inc. .........................    2,203,498        5,087,500
      30,715    Park-Ohio Holding Corp.+ ........      390,720          568,227
      80,000    Sealed Air Corp. ................    3,175,778        2,940,000
     100,000    Tenneco Inc. + ..................    3,871,706        3,806,250
      78,000    Thomas Industries Inc. ..........      790,732        1,906,125
      50,000    Trinity Industries Inc. .........      918,546        2,075,000
      26,000    Tyco International Ltd. .........      541,378        1,638,000
     100,000    Tyler Corp. + ...................      354,618        1,031,250
                                                   -----------     ------------
                                                    29,726,473       47,979,549
                                                   -----------     ------------

                Agriculture -- 2.5%
     325,000    Archer-Daniels-Midland Co. ......    5,981,115        6,296,875
     310,000    Dekalb Genetics Corp.
                  Class B .......................   29,273,618       29,333,745
                                                   -----------     ------------
                                                    35,254,733       35,630,620
                                                   -----------     ------------

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                            June 30, 1998 (Unaudited)
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

COMMON STOCKS (continued)
                Automotive: Parts And Accessories -- 2.4%
     110,000    Echlin Inc. .....................  $ 3,102,512     $  5,396,875
     140,000    GenCorp Inc. ....................    1,857,938        3,675,000
      55,000    Genuine Parts Co. ...............    1,388,317        1,897,500
     125,000    Johnson Controls Inc. ...........    2,156,527        7,132,813
       6,000    LucasVarity plc .................       93,859          238,875
     290,000    Modine Manufacturing Co. ........    3,062,480       10,041,250
      47,500    Phoenix AG ......................      790,439        1,053,741
       6,500    SPX Corp. .......................       87,669          418,438
     130,000    Standard Motor Products
                  Inc. ..........................    1,019,000        2,892,500
       5,000    Superior Industries
                  International, Inc. ...........      154,750          140,938
     110,000    TransPro Inc. ...................      988,933          818,125
      54,000    Wynn's International Inc. .......      568,179        1,039,500
                                                   -----------     ------------
                                                    15,270,603       34,745,555
                                                   -----------     ------------

                Retail -- 2.2%
     220,000    American Stores Co ..............    5,350,784        5,321,250
      18,000    Coldwater Creek Inc. + ..........      374,265          495,000
      80,000    Earl Scheib Inc. + ..............      749,281          620,000
       2,000    Fred Meyer Inc. + ...............       25,050           85,000
     100,000    Lillian Vernon Corp. ............    1,362,258        1,662,500
     100,000    Mercantile Stores Co. Inc. ......    7,887,193        7,893,750
     330,000    Neiman Marcus Group Inc. + ......    4,855,263       14,334,370
     100,000    Simint SpA ......................      595,336          976,502
      10,425    Syratech Corp. + ................      333,704          333,600
                                                   -----------     ------------
                                                    21,533,134       31,721,972
                                                   -----------     ------------

                Energy -- 1.9%
      34,000    Apache Corp. ....................      844,013        1,071,000
      70,000    Atlantic Richfield Co. ..........    3,751,112        5,468,750
      90,000    British Petroleum Co. plc,
                  ADR ...........................    2,085,506        7,942,500
      60,000    British Petroleum Co. plc,
                  ORD ...........................      725,215          875,586
      65,000    Burlington Resources Inc. .......    2,874,685        2,799,063
      10,000    Chevron Corp. ...................      427,525          830,625
      30,000    Eastern Enterprises .............    1,194,500        1,286,250
      50,000    Halliburton Co. .................    1,064,376        2,228,120
      90,000    Pennzoil Co. ....................    6,213,836        4,556,250
      11,000    Veba AG .........................      653,669          740,308
                                                   -----------     ------------
                                                    19,834,437       27,798,452
                                                   -----------     ------------

                Retail Food And Drug -- 1.5%
     115,000    Bruno's Inc. ....................    1,098,156          120,750
     480,000    Giant Food Inc., Cl. A ..........   18,187,823       20,670,000
                                                   -----------     ------------
                                                    19,285,979       20,790,750
                                                   -----------     ------------

                Specialty Chemical -- 1.4%
     196,000    Arco Chemical Co. ...............   11,239,880       11,233,243
       5,400    Ciba Specialty Chemicals,
                  ADR 144A (c) + ................       21,140          348,138
      20,000    E.I. du Pont de Nemours
                  and Co. .......................      655,000        1,492,500
     240,000    Ferro Corp. .....................    3,724,262        6,075,000
       5,000    Monsanto Company ................      195,250          279,375
                                                   -----------     ------------
                                                    15,835,532       19,428,256
                                                   -----------     ------------

                Hotels and Gaming -- 1.3%
      85,000    Aztar Corp. + ...................      631,625          579,063
       5,000    GTECH Holdings Corp. + ..........       86,269          168,438
     345,000    Hilton Hotels Corp. .............    5,493,800        9,832,493
   1,016,949    Ladbroke Group plc ..............    3,174,247        5,586,419
     100,000    Mirage Resorts Inc. + ...........      532,231        2,131,250
         740    Moevenpick Holding AG ...........      354,203          367,972
                                                   -----------     ------------
                                                    10,272,375       18,665,635
                                                   -----------     ------------

                Paper And Forest Products -- 1.2%
     252,000    Greif Bros. Corp., Cl. A ........    4,620,381        9,418,500
       3,400    Greif Bros. Corp., Cl. B (a) ....       69,825          141,950
     255,000    St. Joe Corp. ...................    2,859,868        6,980,625
                                                   -----------     ------------
                                                     7,550,074       16,541,075
                                                   -----------     ------------

                Aviation: Parts And Services -- 1.2%
      85,000    Boeing Co. ......................    3,410,041        3,787,805
     360,000    Coltec Industries Inc. + ........    4,907,033        7,155,000
     100,000    Curtiss-Wright Corp. ............    2,491,103        3,918,750
     145,000    Hi-Shear Industries Inc. ........    1,737,757          389,681
      23,000    Precision Castparts Corp. .......      914,575        1,227,625
                                                   -----------     ------------
                                                    13,460,509       16,478,861
                                                   -----------     ------------

                Automotive -- 1.1%
     210,000    General Motors Corp. (d) ........    6,257,002       14,030,625
      28,000    Renault SA ......................      771,362        1,592,735
      20,000    Toyota Motor Corp. ..............      556,685          519,274
                                                   -----------     ------------
                                                     7,585,049       16,142,634
                                                   -----------     ------------

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                            June 30, 1998 (Unaudited)
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

COMMON STOCKS (continued)

                Health Care -- 1.0%
      15,000    Amgen Inc. + ....................  $   256,894     $    980,625
      49,666    Astra AB, Cl. A .................      847,207        1,015,111
      13,000    Biogen Inc. + ...................      181,025          637,000
      49,000    Glaxo Wellcome plc ORD ..........    1,069,208        1,590,959
       1,150    Novartis AG, Registered + .......    1,431,247        1,916,793
      54,000    Novartis AG, ADR+ ...............      970,641        4,496,228
      15,000    Pfizer Inc. .....................      240,750        1,630,313
         120    Roche Holding AG ................    1,125,656        1,180,347
      25,000    Zeneca Group plc+ ...............      767,122        1,073,617
                                                   -----------     ------------
                                                     6,889,750       14,520,993
                                                   -----------     ------------

                Consumer Services -- 1.0%
      25,000    Cendant Corporation .............      111,391          521,875
      20,000    Department 56 Inc.+ .............      407,679          710,000
     103,000    Loewen Group Inc. ...............    2,724,772        2,781,000
      30,000    Midas, Inc. + ...................      334,014          603,856
      10,000    N2K Inc. + ......................      235,125          196,250
      15,000    Republic Industries, Inc. + .....      313,219          375,000
      12,000    Response USA, Inc. + ............       76,080           80,250
     447,000    Rollins Inc. ....................    4,584,395        9,163,500
                                                   -----------     ------------
                                                     8,786,675       14,431,731
                                                   -----------     ------------

                Transportation -- 0.7%
      98,000    AMR Corp. + .....................    3,312,950        8,158,500
      12,000    Kansas City Southern
                  Industries, Inc. ..............      381,291          595,500
      31,273    MIF Ltd. + ......................      450,000          612,120
      60,000    SAS Norge ASA ...................      726,418        1,025,641
                                                   -----------     ------------
                                                     4,870,659       10,391,761
                                                   -----------     ------------

                Electronics -- 0.5%
      87,000    AMP Inc. ........................    2,827,413        2,424,554
       2,000    Hitachi Ltd., ADR ...............      171,183          129,000
      35,000    Matsushita Electric Industrial
                   Co. Ltd., ORD ................      678,676          564,475
       1,500    Matsushita Electric Industrial
                  Co. Ltd., ADR .................      178,325          241,125
       1,500    NEC Corp., ADR ..................       43,625           69,563
      12,000    Philips Electronics N.V.,
                  New York ......................      167,918        1,020,000
      29,000    Sony Corp., ADR .................    1,725,227        2,499,076
      22,000    Ucar International Inc. .........      681,053          642,125
                                                   -----------     ------------
                                                     6,473,420        7,589,918
                                                   -----------     ------------

                Real Estate -- 0.5%
     300,000    Catellus Development Corp. + ....    4,719,014        5,306,250
      44,000    Florida East Coast Industries
                   Inc. .........................      523,108        1,287,000
      50,000    Griffin Land & Nurseries
                   Inc. + .......................      447,943          875,000
                                                   -----------     ------------
                                                     5,690,065        7,468,250
                                                   -----------     ------------

                Country/Closed-End Funds -- 0.3%
      59,000    Central European Equity
                  Fund Inc. .....................      740,735          951,375
      70,000    Emerging Germany Fund
                  Inc. + ........................      512,662        1,071,875
      25,000    France Growth Fund Inc. .........      246,844          376,563
      40,250    Italy Fund Inc. .................      360,845          543,375
      68,000    New Germany Fund ................      750,658        1,266,500
      45,942    Royce Value Trust Inc. ..........      519,501          758,043
                                                   -----------     ------------
                                                     3,131,245        4,967,731
                                                   -----------     ------------

                Communications Equipment -- 0.3%
     100,000    Allen Telecom Inc.+ .............    1,166,791        1,162,500
      30,000    Dynatech Corporation ............      135,000           93,750
      33,000    Lucent Technologies Inc. ........      734,861        2,745,188
      20,000    Scientific-Atlanta Inc. .........      319,775          507,500
                                                   -----------     ------------
                                                     2,356,427        4,508,938
                                                   -----------     ------------

                Housing Related -- 0.3%
     140,000    Nortek Inc. + ...................    1,690,022        4,305,000
       5,000    Nortek Inc., Special
                   Common + .....................       72,155          153,750
                                                   -----------     ------------
                                                     1,762,177        4,458,750
                                                   -----------     ------------

                Business Services -- 0.3%
       7,625    Alliance et Gestion .............      359,223          756,736
       2,000    CheckFree Corp. .................       42,250           58,875
     100,000    Landauer Inc. ...................      647,252        2,987,500
       3,000    Republic Services Inc., Cl. A ...       72,000           72,000
         500    Seagate Technology, Inc. + ......        9,400           11,906
                                                   -----------     ------------
                                                     1,130,125        3,887,017
                                                   -----------     ------------

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                            June 30, 1998 (Unaudited)
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

COMMON STOCKS (continued)

                Aerospace / Defense -- 0.1%
     100,000    Fairchild Corporation, Cl. A .... $  2,004,008   $    2,018,750
                                                  ------------   --------------

                Building and Construction -- 0.1%

      70,000    CRH plc ORD .....................      720,634          995,819
      15,000    Martin Marietta Materials
                   Inc. .........................      322,688          675,000
                                                  ============   ==============
                                                     1,043,322        1,670,819
                                                  ------------   --------------

                Conglomerates -- 0.1%
       9,000    Oerlikon-Buhrle Holding AG ......    1,093,579        1,646,305
                                                  ------------   --------------

                Metals And Mining -- 0.1%
      20,000    Newmont Gold Co. ................      665,921          493,750
     914,000    Pegasus Gold Inc. + .............    1,095,914          219,360
      20,000    Placer Dome Inc. ................      225,856          235,000
      40,000    Rangold and Exploration
                  Co. Ltd. + ....................      117,200           30,000
                                                  ------------   --------------
                                                     2,104,891          978,110
                                                  ------------   --------------

                Home Furnishings -- 0.1%
      16,000    Triangle Pacific Corp. ..........      878,028          880,000
                                                  ------------   --------------

                Computer Software -- 0.0%
      52,500    Merkantildata ...................      400,865          664,514
                                                  ------------   --------------
                TOTAL COMMON
                  STOCKS ........................  627,051,960    1,245,316,226
                                                  ------------   --------------

PREFERRED STOCKS -- 0.5%

                Telecommunications -- 0.2%
      40,000    Sprint Corp., 8.250%,
                  Conv. Pfd. ....................    1,419,783        2,312,500
   2,223,575    Telecomunicacoes de Sao
                  Paulo SA (Telesp), Pfd.,
                  Registered ....................      206,541          522,945
                                                  ------------   --------------
                                                     1,626,324        2,835,445
                                                  ------------   --------------

                Diversified Industrial -- 0.1%
       3,000    KSB AG, Pfd. ....................      672,162          748,711
      15,000    Sealed Air Corp., Pfd. ..........      676,630          630,000
                                                  ------------   --------------
                                                     1,348,792        1,378,711
                                                  ------------   --------------

                Publishing -- 0.1%
      43,500    News Corp. Ltd..,
                  Sponsored ADR, Pfd. ...........      656,340        1,228,875
                                                  ------------   --------------

                Automotive -- 0.1%
       1,500    Volkswagen AG, Pfd. .............      665,292        1,034,884
                                                  ------------   --------------

                Cable -- 0.0%
       8,000    Tele-Communications
                  Inc., Cl. B,  6.000%,
                   Ex. Jr. Pfd. .................      408,018          744,000
                                                  ------------   --------------

                Broadcasting -- 0.0%
       7,750    ProSieben Media AG ..............      380,293          401,877
                                                  ------------   --------------

                Wireless Communications -- 0.0%
   2,223,575    Telecomunicacoes de Sao
                  Paulo Celular, Pfd., B ........       82,623          184,569
                                                  ------------   --------------
                TOTAL PREFERRED
                  STOCKS ........................    5,167,682        7,808,361
                                                  ------------   --------------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
      62,463    Advantica Restaurant Group,
                   Inc., Warrants, expires
                  01/07/2005 + ..................      105,603          242,044
      29,900    Oriental Press Group,
                   Warrants, expires
                  10/02/1998 + ..................            0               39
      47,497    Colonial Limited Inc,
                   Rights .......................            0           10,909
                                                  ------------   --------------
                                                       105,603          252,992
                                                  ------------   --------------

    Principal
     Amount
     ------

CORPORATE BONDS -- 0.6%
                Entertainment -- 0.5%
  $2,400,000    Time Warner Inc., Deb.,
                  8.110% due
                  08/15/2006 ....................    2,407,265        2,640,000
   2,400,000    Time Warner Inc., Deb.,
                  8.180% due 08/15/2007 .........    2,398,284        2,670,000
   1,200,000    Time Warner Inc., Note,
                  7.975% due 08/15/2004 .........    1,194,652        1,300,500
                                                  ------------   --------------
                                                     6,000,201        6,610,500
                                                  ------------   --------------
                Publishing -- 0.1%
     200,000    News American Holdings
                  Inc., Gtd. Ex. Sub. Note,
                Zero Coupon due 03/31/2002 ......      151,108          279,250
   1,000,000    Thomas Nelson Inc., Conv.
                   Sub. Note, 5.750% due
                  11/30/1999 144A (c) ...........      996,177          995,000
                                                  ------------   --------------
                                                     1,147,285        1,274,250
                                                  ------------   --------------

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                            June 30, 1998 (Unaudited)

    Principal                                                         Market
     Amount                                            Cost            Value
     ------                                            ----            -----

CORPORATE BONDS (continued)

                Cable -- 0.0%
    $100,000    Rogers Communications,
                  Inc., 7.5% due 09/01/1999 ....  $     69,765   $       67,786
                                                  ------------   --------------
                TOTAL CORPORATE
                  BONDS ........................     7,217,251        7,952,536
                                                  ------------   --------------

U.S. TREASURY BILLS -- 11.6%
 165,747,000    4.901% to 4.935%++
                  due 07/23/1998 (d) ...........   165,259,505      165,259,505
                                                  ------------   --------------

REPURCHASE AGREEMENT -- 0.5%
   7,303,000    Agreement with Salomon
                  Brothers Inc., 5.85%
                  due 07/01/98 (b) .............     7,303,000        7,303,000
                                                  ------------   --------------

TOTAL INVESTMENTS .....100.4%                     $812,105,001    1,433,892,620
                                                  ============   ==============

OTHER ASSETS, LIABILITIES AND LIQUIDATION
  VALUE OF CUMULATIVE PREFERRED
  STOCK-- (9.9%) .............................................     (140,681,255)
                                                                 --------------

NET ASSETS -- COMMON STOCK
 (104,676,383 common shares
  outstanding)-- 90.5% .......................................    1,293,211,365
                                                                 --------------

NET ASSETS -- PREFERRED STOCK
 (5,400,000 preferred shares outstanding)-- 9.5% .............      135,000,000
                                                                 --------------

TOTAL NET ASSETS -- 100.0% ...................................   $1,428,211,365
                                                                 ==============
NET ASSET VALUE PER COMMON SHARE
 ($1,292,613,239  104,676,383 shares outstanding)                        $12.35
                                                                          =====

FUTURES CONTRACTS - SHORT POSITION

Contracts                                                          Depreciation
---------                                                          ------------
  550            S&P 500 Index Futures,
                   September 1998 ............................      ($2,053,315)
                                                                 ==============

                                                   Expiration     Appreciation/
                                                      Date       (Depreciation)
                                                   ----------    --------------
Forward Foreign Exchange Contracts:
   18,800,000(e) Deliver Hong Kong
       Dollars in exchange for
       USD 2,391,533 ...........................     08/26/98    $      (21,917)
                                                                 --------------
Total Net Unrealized Depreciation on
  Forward Foreign Exchange Contracts .........................   $      (21,917)
                                                                 ==============

----------
          For Federal tax purposes:
            Aggregate cost ...................................   $  812,105,001
                                                                 ==============
            Gross unrealized appreciation ....................   $  633,685,580
            Gross unrealized depreciation ....................      (11,897,961)
                                                                 --------------
            Net unrealized appreciation ......................   $  621,787,619
                                                                 ==============

(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Agreement dated 06/30/98 to be repurchased at $7,304,187 on 07/01/1998, collateralized by $5,289,000 U.S. Treasury Bond, 8.875% due 02/15/19 (value $7,630,256).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at June 30, 1998 was $3,322,533 representing 0.23% of total net assets.
(d)   Securities pledged as collateral for futures contracts.
(e)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.
ADS -- American Depositary Share.
GDR -- Gobal Depositary Receipt.
ORD -- Ordinary Share.

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1998 (Unaudited)

ASSETS:
   Investments, at value (Cost $804,802,001) ..............     $ 1,426,589,620
   Repurchase agreement ...................................           7,303,000
   Cash ...................................................           3,320,344
   Foreign currency, at value (Cost $322,601) .............             266,009
   Receivable for investments sold ........................           2,824,907
   Dividends and interest receivable ......................           1,981,298
                                                                ---------------
         Total Assets .....................................       1,442,285,178
                                                                ---------------
LIABILITIES:
   Payable for investments purchased ......................           4,041,627
   Dividends payable ......................................           8,023,763
   Net unrealized depreciation on forward
       foreign currency exchange contracts ................              21,917
   Payable for investment advisory fees ...................             165,950
   Due to custodian .......................................             105,000
   Accrued Directors' fees ................................              32,500
   Other accrued expenses .................................           1,683,056
                                                                ---------------
         Total Liabilities ................................          14,073,813
                                                                ---------------
NET ASSETS applicable to 104,676,383 shares
   outstanding ............................................     $ 1,428,211,365
                                                                ===============
NET ASSETS consist of:
   Cumulative Preferred Stock (7.25% $25
       liquidation value, $0.001 par value,
       8,000,000 shares authorized with
       5,400,000 shares issued and outstanding) ...........     $   135,000,000
   Common stock, at par value .............................             104,676
   Additional paid-in capital .............................         703,884,331
   Distributions in excess of net
       investment income ..................................         (49,727,571)
   Accumulated net realized gain on investments,
       futures contracts and foreign currency
       transactions .......................................          19,306,757
   Net unrealized appreciation of investments,
       futures contracts and foreign currency
       transactions .......................................         619,643,172
                                                                ---------------
         Total Net Assets .................................     $ 1,428,211,365
                                                                ===============
NET ASSET VALUE per Common Share ($1,292,613,239 /
     104,676,383 shares outstanding; 200,000,000
     shares authorized of $0.001 par value) ...............              $12.35
                                                                         ======

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                             STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $379,168) ...............      $  7,910,489
  Interest ...................................................         3,789,137
                                                                    ------------
    Total Investment Income ..................................        11,699,626
                                                                    ------------
EXPENSES:
  Investment advisory fees ...................................         6,531,034
  Custodian fees .............................................           174,897
  Directors' fees ............................................            76,026
  Payroll ....................................................            58,969
  Legal and audit fees .......................................            46,045
  Other ......................................................           108,375
                                                                    ------------
    Total Expenses ...........................................         6,995,346
                                                                    ------------
NET INVESTMENT INCOME ........................................         4,704,280
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT:
  Net realized gain on investments, futures
    contracts and foreign currency
    transactions .............................................        20,599,254
  Net change in unrealized appreciation on
    investments, futures contracts and
    foreign currency transactions ............................       116,481,256
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..............       137,080,510
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $141,784,790
                                                                    ============

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months Ended         Year
                                                         06/30/98           Ended
                                                       (Unaudited)         12/31/97
                                                    ----------------    ---------------
OPERATIONS:
  Net investment income ..........................   $     4,704,280    $     8,419,648
  Net realized gain on investments, futures
    contracts and foreign currency transactions ..        20,599,254         95,863,412
  Net change in unrealized appreciation/
    (depreciation) of investments during the
    year, futures contracts and foreign currency
    transactions .................................       116,481,256        190,174,275
                                                     ---------------    ---------------
    Net increase in net assets resulting from
      operations .................................       141,784,790        294,457,335
                                                     ---------------    ---------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ..........................        (4,704,280)        (7,906,675)
  Distributions in excess of net investment income       (49,727,490)                --
  Net realized gain on investment transactions ...                --        (95,857,817)
  In excess of net realized gains ................                --         (1,716,903)
  Paid-in capital ................................                --         (2,600,093)

DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ..........................                --                 --
  Net realized gain on investment transactions ...                --                 --
  Distributions in excess of net realized gains ..                --                 --
Net proceeds from issuance of preferred stock ....       130,288,751                 --

CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share
    transactions .................................                --          8,757,175
                                                     ---------------    ---------------
    Net increase in net assets ...................       217,641,771        195,133,022

NET ASSETS:
  Beginning of period ............................     1,210,569,594      1,015,436,572
                                                     ---------------    ---------------
  End of period ..................................   $ 1,428,211,365    $ 1,210,569,594
                                                     ===============    ===============

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Description

      The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, Inc. (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. Significant Accounting Policies

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities which are traded on a nationally recognized stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources, as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such exchange immediately prior to the close of the New York Stock Exchange, Inc. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Equity Trust. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

      Repurchase Agreements. The Equity Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Equity Trust's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. The Equity Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Equity Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period

                          THE GABELLI EQUITY TRUST INC.

while the Equity Trust seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Equity Trust enters into repurchase agreements to evaluate potential risks.

      Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments. The Equity Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Equity Trust as an unrealized gain or loss. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on securities transactions.

                          THE GABELLI EQUITY TRUST INC.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Distributions to shareholders of The Gabelli Equity Trust Inc.,7.25% Tax Advantaged Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in note 5.

      Provision for Income Taxes. The Equity Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. Agreements and Transactions with Affiliates

      The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. As of June 30, 1998, the Equity Trust has not yet achieved a total return in excess of the stated dividend rate and the management fee reduction was $81,369.86.

      During the six months ended June 30, 1998, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $87,923 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

4. Portfolio Securities

      Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $171,784,185 and $146,668,178, respectively, for the six months ended June 30, 1998.

                          THE GABELLI EQUITY TRUST INC.

5. Capital

      The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 192,000,000 shares of common stock (par value $0.001).

Capital stock transactions were as follows:

                                      Six months ended         Year ended
                                        June 30, 1998       December 31, 1997
                                      ----------------   -----------------------
                                       Shares   Amount     Shares       Amount
                                       ------   ------   ----------   ----------
Shares issued upon reinvestment
  of dividends and distributions ....    --       --        756,713   $8,757,175
                                       ------   ------   ----------   ----------
Net Increase ........................    --       --        756,713   $8,757,175
                                       ------   ------   ----------   ----------

      The Equity Trust's Articles of Incorporation authorize the issuance of up to 8,000,000 shares of $0.001 par value Cumulative Preferred Stock. On June 9, 1998, the Equity Trust received net proceeds of $130,288,751 (after offering costs and underwriting discounts of $4,711,249) from the public offering of 5,400,000 shares of Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Equity Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. At June 30, 1998, 5,400,000 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25% per share and accrued dividends amounted to $598,125. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires, that along with approval of the holders of a majority of the holders of common stock, approval of a majority of the holders of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Equity Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                          THE GABELLI EQUITY TRUST INC.

                              FINANCIAL HIGHLIGHTS

 Per share amount for an Equity Trust share outstanding throughout each period.

                                           Six Months
                                              Ended                                  Year Ended December 31,
                                            06/30/98        -----------------------------------------------------------------------
                                         (Unaudited)(a)       1997(a)          1996(a)          1995(a)      1994(a)        1993(a)
                                           ----------       ----------       ----------       ----------    --------       --------
Operating performance:
  Net asset value, beginning of period ..      $11.56            $9.77            $9.95            $9.46      $11.23         $10.58
                                               ------            -----            -----            -----      ------         ------
  Net investment income .................        0.04             0.08             0.11             0.13        0.14           0.14
  Net realized and unrealized gain
    (loss) on investments ...............        1.27             2.75             0.71             1.74       (0.08)          2.13
                                               ------            -----            -----            -----      ------         ------
  Total from investment operations ......        1.31             2.83             0.82             1.87        0.06           2.27
                                               ------            -----            -----            -----      ------         ------
  Increase (decrease) in net asset
    value from Equity Trust share
    transactions ........................          --               --               --            (0.37)         --          (0.50)
  Offering expenses charged to capital
    surplus .............................          --               --               --            (0.01)         --          (0.01)
Distributions to common stock
  shareholders:
  Net investment income .................       (0.04)           (0.08)           (0.11)           (0.13)      (0.14)(b)      (0.11)
  Distributions in excess of net
    investment income ...................       (0.48)           (0.00)(d)           --               --          --             --
  Net realized gains ....................          --            (0.92)           (0.78)           (0.47)      (0.37)         (0.77)
  Distributions in excess of net
    realized gains ......................          --            (0.01)           (0.00)(c)        (0.02)         --          (0.02)
  Paid-in capital .......................          --            (0.03)           (0.11)           (0.38)      (1.32)(b)      (0.21)
                                               ------            -----            -----            -----      ------         ------
  Total distributions to preferred stock
    shareholders ........................       (0.52)           (1.04)           (1.00)           (1.00)      (1.83)         (1.11)
                                               ------            -----            -----            -----      ------         ------
  Net Asset Value, end of period ........      $12.35           $11.56            $9.77            $9.95       $9.46         $11.23
                                               ======            =====            =====            =====      ======         ======
  Market value, end of period ...........     $11.750          $11.688           $9.375           $9.375      $9.625        $12.125
                                               ======            =====            =====            =====      ======         ======
  Total Investment Return* ..............        4.90%           37.46%           11.00%           11.70%      (5.10)%        36.50%
                                               ======            =====            =====            =====      ======         ======
  Total Return** ........................       11.50%           30.46%            9.00%           20.60%       0.50%         22.40%
                                               ======            =====            =====            =====      ======         ======
Ratios to average net assets available
   to common stock shareholders and
   supplemental data:
  Net assets, end of period (in 000's) ..  $1,428,211       $1,210,570       $1,015,437       $1,034,091    $825,193       $937,773
  Net investment income .................        0.74%(d)         0.76%            1.07%            1.26%       1.29%          1.25%
  Operating expenses(e) .................        1.10%(d)         1.14%            1.18%            1.21%       1.19%          1.20%
  Portfolio turnover rate ...............        13.0%            39.2%            18.9%            25.1%       22.2%          24.4%

----------
* Based on market value per share, adjusted for reinvesment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in capital were $0.064, $0.031 and $0.655, respectively.
(c) Amount represents less than $0.005 per share.
(d) Annualized.
(e) Based on assets attributable to common stock. The expense ratio based on total net assets would be 1.07%.

                See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer,
  Gabelli Funds, Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman, The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol: GAB
Shares Outstanding: 104,676,383

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com

                                                              Semi-Annual Report
                                                                 June 30, 1998

                                                                       GAB 06/98